SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): July 31, 2003

WFS Receivables Corporation 2

(Exact name of registrant as specified in charter)

Nevada	333-106649	88-0466468

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

444 East Warm Spring Road #116, Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-106649

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.3
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     Filed concurrently herewith under Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Credit Suisse First Boston LLC (the “Underwriter”) in respect of the proposed offering of WFS Financial 2003-3 Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3A, Class A-3B and Class A-4 (the ”Notes”). The Notes are being offered pursuant to a Preliminary Prospectus Supplement, dated July 31, 2003 and the related Prospectus, dated July 31, 2003 (together, the “Prospectus”), which will be filed with the commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Notes have been registered pursuant to the Act under Registration Statement on Form S-3 (No. 333-106649) (the “Registration Statement”). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

     Also attached as Exhibit 23.3 is the Consent of PricewaterhouseCoopers LLP.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 23.3	Consent of PricewaterhouseCoopers LLP
Exhibit 99.1	Computational Materials (P)

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION 2

Date: July 31, 2003	/s/ John Coluccio

John Coluccio, President

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

23.3	Consent of PricewaterhouseCoopers LLP
99.1	Computational Materials	P

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